EXHIBIT 10.25B

COGNOVIT
PROMISSORY NOTE
$1,083,951.00	April 25, 2008

FOR VALUE RECEIVED, The Guitammer Company, an Ohio corporation (the "Company"), promises to pay to the order of The Director of Development of the State of Ohio (the "Director") at 77 South High Street, P.O. Box 1001, Columbus, Ohio 43216-1001 or at such other address as may be designated in writing by the holder, the principal sum of One Million Eighty-Three Thousand Nine Hundred Fifty-One Dollars ($1,083,951.00), or such lesser amount as is the Loan Amount as specified under and defined in the Loan Agreement (the "Loan Agreement") of even date herewith between the Director and the Company, with interest on the amount of principal from time to time outstanding from the applicable Escrow Funding Date(s), as specified under and defined in the Loan Agreement, at the rate of eight percent (8%) per annum until paid (subject to adjustment as set forth in the Loan Agreement), plus a service fee equal to one-quarter of one percent (0.25%) per annum on the amount of principal from time to time outstanding from the applicable Escrow Funding Date(s) until paid. The principal of, interest and monthly service fee on this Note shall be paid in monthly installments which shall be due and payable on the first day of each calendar month (each such date being referred to as a "Payment Date") commencing on the first day of the first calendar month immediately following the first full calendar month after the first Escrow Funding Date (the "First Installment Date") and ending on the first day of the calendar month immediately preceding the sixth (6th) anniversary of the First Installment Date (the "Last Installment Date"); provided, however, that (i) principal and interest payments (but not the monthly service fee) shall be deferred from the first Escrow Funding Date through the eighteenth (18th) Payment Date with the interest accruing during such period being payable as hereinafter provided, (ii) thereafter principal payments (but not interest or the monthly service fee) shall be deferred from the nineteenth (19th) Payment Date through the twenty-fourth (24th) Payment Date, and (iii) thereafter principal, interest (including accrued interest from month one (1) through month eighteen (18) and the monthly service fee shall be paid on the twenty-fifth (25th) Payment Date through the Last Installment Date with the principal being fully amortized over the last forty-eight (48) month period. The amount of the installment payable on the Last Installment Date shall be equal to the balance of the principal sum then outstanding, together with all interest accrued thereon.

1. Interest Rate. The annual rate of interest stated herein shall apply to a three hundred sixty (360) day period, and amounts of interest due hereunder shall be computed upon the basis of thirty (30) day months.

2. Prepayment Right. The Company may prepay all or any portion of the principal sum hereof at any time without penalty. All such prepayments shall be applied to the payment of the principal installments due hereon in the inverse order of their maturity, and shall be accompanied by the payment of accrued interest on the amount of the prepayment to the date thereof.

3. Application of Payments. Unless the Director elects otherwise, all payments and other amounts received by the Director shall be credited first to any charges, costs, expenses and fees due hereunder or payable by the Company under the Loan Agreement or any Loan Documents (as defined below), including without limitation, the Loan Participation Fee (as defined in the Loan Agreement); second, to the monthly service fee(s); third, to accrued but unpaid interest on this Note; fourth, to the principal amount outstanding; and the balance, if any, to the Company.

4. No Commitment for Disbursement. This Note does not constitute a commitment by the Director to make any disbursement(s) of the Loan (as defined in the Loan Agreement) to the Company. The conditions for making such disbursement are set forth in the Loan Agreement. The disbursements made by the Director to the Company, if any, shall not exceed the face amount of this Note and the total amount of such disbursements is limited by and subject to the conditions for making disbursements of the Loan as set forth in the Loan Agreement.

5. Security and Agreement. The payment of this Note and all interest and monthly service fees hereon is secured by the Loan Agreement, a Security Agreement and UCC Financing Statements (collectively, the "Security Agreement") of even date herewith from the Company to the Director. The covenants, conditions and agreements contained in the Loan Agreement, Security Agreement and any and all other documents or instruments evidencing or securing the Loan (collectively, the "Loan Documents") are hereby made a part of this Note.

6. Default. (a) If default be made in the payment of any installment of principal, interest and monthly service fee under this Note when any such payment shall have become due and payable, or if an Event of Default (as defined in any of the Loan Documents) shall have occurred and be continuing, then, at the option of the Director, the entire principal sum and all interest accrued hereon shall become due and payable at once, without demand or notice.

(b)For the period during which a default shall exist in the payment of any amount due and payable under this Note and/or the Loan Agreement (the "Amount Due"), whether by acceleration or otherwise, a late charge equal to five percent (5%) of the Amount Due shall be assessed for each and every month or part thereof during which such default shall exist and paid by the Company to the Director.

7. Waivers. None of the following shall be a course of dealing, estoppel, waiver or the like on which any party to this Note or any Loan Documents may rely: (a) the Director's acceptance of one or more late or partial payments; (b) the Director's forbearance from exercising any right or remedy under this Note or any Loan Document; or (c) the Director's forbearance from exercising any right or remedy under this Note or any Loan Document on any one or more occasions. The Director's exercise of any rights or remedies or a part of a right or remedy on one or more occasions shall not preclude the Director from exercising the right or remedy at any other time. The Director's rights and remedies under this Note, the Loan Documents, and at law and in equity are cumulative to, but independent of, each other.

8. No Release of Liability. No obligations of any party to this Note shall be affected by (a) any default in this Note or any Loan Document when accepted by the Director or arising any time thereafter; (b) the unenforceability of or defect in this Note or in any Loan Document or any interest conveyed by any Loan Document; (c) any decline in the value of any interest in any property conveyed as security by any Loan Document; or (d) the insolvency, dissolution, liquidation or winding up of affairs of any party to this Note or any other Loan Document or the start of insolvency proceedings by or against any such party. No party to this Note or any Loan Document may enforce any right of subrogation or contribution unless and until this Note is paid in full and waives all rights of subrogation against any party that is subject to insolvency proceedings.

9. Governing Law. This Note is made at Genoa Township, Ohio and shall be construed under the laws of the State of Ohio.

10. Time is of the Essence. Time is of the essence in the payment of this Note. All grace periods in the Loan Agreement and any other Loan Documents, if any, that apply to a default shall run concurrently.

11. Holidays. If any installment of this Note becomes due on a day on which the Department of Development of the State of Ohio is required or authorized to close, the Company may pay the installment on the next succeeding day on which the Department of Development of the State of Ohio is open.

12. Indulgences. With notice, the Director may do or refrain from doing anything affecting this Note or any Loan Document, as many times as the Director desires, including the following (a) granting or not granting any indulgences to anyone liable for payment of this Note or to anyone liable under any Loan Document; (b) releasing any security or anyone or any property from liability on this Note or any Loan Document; and (c) amending this Note or any Loan Document, including extending the time for payment of this Note.

13. Notices. All notices, demands, requests or other communications hereunder shall be given in accordance with the Loan Agreement.

14. Representation and Warranty Regarding Business Purpose. The Company represents and warrants that the loan evidenced by this Note is for business purposes and constitutes a business loan as that term is used in Section 1343.01 of the Ohio Revised Code and is not primarily for personal, family, household, or agricultural purposes and does not constitute a "consumer loan" or a "consumer transaction."

15. Waiver of Demands. AS TO THIS NOTE, THE SECURITY AGREEMENT AND ANY OTHER LOAN DOCUMENTS WHICH MAY SECURE THIS NOTE, THE COMPANY IRREVOCABLY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW ALL APPLICABLE EXEMPTION RIGHTS, WHETHER UNDER THE STATE CONSTITUTION, HOMESTEAD LAWS OR OTHERWISE, AND ALSO IRREVOCABLY WAIVES VALUATION AND APPRAISEMENT, PROTEST, PRESENTMENT AND DEMAND, NOTICE OF PROTEST, DEMAND AND DISHONOR AND NONPAYMENT OF THIS NOTE, AND EXPRESSLY AGREES THAT THE MATURITY DATE OF THIS NOTE, OR ANY PAYMENT DUE HEREUNDER, MAY BE EXTENDED FROM TIME TO TIME AND THAT ANY SECURITY HELD FOR PAYMENT HEREOF MAY BE SUBSTITUTED OR RELEASED AT ANY TIME AND FROM TIME TO TIME WITHOUT IN ANY WAY AFFECTING THE LIABILITY OF THE COMPANY.

16. Attorneys' Fees and Expenses. The Company shall pay to the Director all reasonable costs and expenses incurred by the Director in enforcing or preserving the Director's rights under this Note, the Loan Agreement or any Loan Document, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, (a) attorneys' and paralegals' fees and disbursements; (b) the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; (c) court costs; (d) the expenses of the Director, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and (e) consulting and witness fees incurred by the Director in connection with any litigation or other proceeding.

17. Attorney Review. The terms and conditions of this Note were reviewed by an attorney for the Company, and said terms and conditions were explained to the appropriate officers/representatives of the Company, who by the execution hereof, hereby acknowledge that they fully understand the terms hereof.

18. Severability. If any clause, provision, section or article of this Note is ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision, section, or article shall not affect any of the remaining provisions hereof.

19. Assignment. The Company shall not assign its rights nor delegate its obligations under this Note.

20. Mutual Waiver of Jury Trial. THE COMPANY AND THE DIRECTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE, THE LOAN AGREEMENT, SECURITY AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT THE DIRECTOR'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN, IN THE LOAN AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER THE COMPANY NOR THE DIRECTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE COMPANY OR THE DIRECTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

21. Consent to Jurisdiction/Service of Process. The Company hereby irrevocably agrees and submits to the exclusive jurisdiction of any state or federal court located within Franklin County, Ohio, or, at the option of the Director in its sole discretion, of any state or federal court(s) located within any other county, state or jurisdiction in which the Director at any time or from time to time chooses in its sole discretion to bring an action or otherwise exercise a right or remedy, and the Company irrevocably waives any and all objections based on forum non conveniens and/or objection to venue of any such action or proceeding. The Company hereby irrevocably consents that all service of process be made by certified mail directed to the Company at its address set forth in the Loan Agreement for notice purposes and service so made will be deemed completed upon the earlier of the Company's actual receipt thereof or three (3) business days after the same has been deposited in the U.S. Mail, postage prepaid. Nothing contained herein will prevent the Director from servicing process in any other manner permitted by law.

22. Warrant of Attorney. With full knowledge of all constitutional rights under the Constitutions of the State of Ohio and the United States of America, the Company hereby irrevocably authorizes any attorney at law, including without limitation, any attorney representing the Director, to appear on the Company's behalf in any court of record in the State of Ohio, or in any other state or territory of the United States, or in any court of the United States, after this Note becomes due and payable; to waive the issuing and service of process and all other constitutional rights to due process of law; to confess judgment against the Company in favor of the Director or other holder of this Note for the amount then appearing due, with interest at the rate provided for herein, together with the costs of suit; to release all errors; and to waive all rights of appeal and stays of execution. The Company hereby consents to the confessing attorney receiving a legal fee from the Director or any other holder of this Note. The Company voluntarily and knowingly irrevocably waives (i) any conflict of interest with respect to the attorney confessing judgment against the Company, and (ii) all rights to notice and hearing prior to judgment being so confessed against the Company.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.